                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE

                       14% SERIES B SENIOR NOTES DUE 2004
                              FOR ALL OUTSTANDING
                           14% SENIOR NOTES DUE 2004
                                       OF
                              ORBCOMM GLOBAL, L.P.

              PURSUANT TO THE PROSPECTUS DATED DECEMBER ___, 1996

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ________, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                  To:  Marine Midland Bank, The Exchange Agent

                      By Registered or Certified Mail; By
                         Overnight Courier; or By Hand

                              Marine Midland Bank
                              140 Broadway-Level A
                         New York, New York 10005-1180
                     Attention:  Corporate Trust Operations

                                 By Facsimile:

                                 (212) 658-2292
                     Attention:  Corporate Trust Operations

                                   Telephone:

                                 (212) 658-6084

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned acknowledges that he or she has received and reviewed the Prospectus dated December ___, 1996 (the "Prospectus") of ORBCOMM Global, L.P. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which, together with the Prospectus, constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 14% Series B Senior Notes due 2004 (the "Exchange Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 14% Senior Notes due 2004 (the "Old Notes"), of which $170 million principal amount is outstanding. Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

         The Letter of Transmittal is to be completed by holders of Old Notes if (i) certificates representing the Old Notes are to be forwarded herewith or
(ii) delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Depository") pursuant to the procedures set forth in "The Exchange Offer-Book-Entry Transfer" section of the Prospectus. Holders whose Old Notes are not immediately available, or who cannot deliver their Old Notes or who are unable to complete the procedure for book-entry transfer of their Old Notes on a timely basis (a "Book-Entry Confirmation") must tender their Old Notes and this Letter of Transmittal in accordance with the guaranteed delivery procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. DELIVERY OF DOCUMENTS TO THE DEPOSITORY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING THE BOX

---------------------------------------------------------------------------------------------------------
                             DESCRIPTION OF 14% SENIOR NOTES DUE 2004
---------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL
                                                                                            AMOUNT
                                                                       AGGREGATE           TENDERED
                                                                       PRINCIPAL         (MUST BE IN
          NAME(S) AND ADDRESS(ES) OF                                    AMOUNT             INTEGRAL
             REGISTERED HOLDER(S)                 CERTIFICATE       REPRESENTED BY         MULTIPLE
          (PLEASE FILL IN, IF BLANK)              NUMBER(S)1/      CERTIFICATE(S)2/      OF $1,000)2/
---------------------------------------------------------------------------------------------------------
                                               ----------------------------------------------------------

                                               ----------------------------------------------------------

                                               ----------------------------------------------------------

                                               ----------------------------------------------------------

                                               ----------------------------------------------------------

                                               ----------------------------------------------------------
                                                     TOTAL
---------------------------------------------------------------------------------------------------------

 1/       Need not be completed by holders tendering by book-entry transfer (see below).
 2/       Unless otherwise indicated in the column labeled "Principal Amount Tendered," any tendering
          Holder of 14% Senior Notes due 2004 will be deemed to have tendered the entire aggregate principal amount set forth in the column labeled "Aggregate Principal Amount Represented by
          Certificate(s)."  If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of
          Transmittal.  The minimum permitted tender is $1,000 in principal amount of 14% Senior Notes due 2004.  All other tenders must be in integral multiples of $1,000.
---------------------------------------------------------------------------------------------------------

[ ]      CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):
         Name of Tendering Institution
                                      -----------------------------------------
         Account Number
                       --------------------------------------------------------
         Transaction Code Number
                                -----------------------------------------------

[ ] CHECK HERE IF TENDERED Old Notes ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):
         Name(s) of Registered Old Noteholder(s)
                                                -------------------------------
         Date of Execution of Notice of Guaranteed Delivery
                                                           --------------------
         Window Ticket Number (if available)
                                            -----------------------------------
         Name of Institution which Guaranteed Delivery
                                                      -------------------------
         Account Number (if delivered by book-entry transfer)
                                                             ------------------

----------------------------------------------------        ----------------------------------------------------
           SPECIAL ISSUANCE INSTRUCTIONS                             SPECIAL DELIVERY INSTRUCTIONS
           (SEE INSTRUCTIONS 4, 5 AND 6)                             (SEE INSTRUCTIONS 4, 5 AND 6)

 To be completed ONLY if (i) certificates                   To be completed ONLY if certificates
 representing the Old Notes in a principal amount           representing the Old Notes in a principal
 not exchanged, or Exchange Notes issued in                 amount not exchanged, or Exchange Notes issued
 exchange for Old Notes accepted for exchange, are          in exchange for Old Notes accepted for
 to be issued in the name of someone other than             exchange, are to be sent to someone other than
 the undersigned, or (ii) Old Notes tendered by             the undersigned, or to the undersigned at an
 book-entry transfer which are not exchanged are            address other than that shown above.
 to be returned by credit to an account maintained
 at the Depository.                                         MAIL TO:

 ISSUE CERTIFICATE(S) TO:

 Name                                                       Name
      ---------------------------------------------              ------------------------------------------
                      (Please Print)                                           (Please Print)

 Address                                                    Address
         -                                                          ----------

 -                                                          -----------------
                    (Include Zip Code)                                       (Include Zip Code)

 -                                                          ----------------
     (Tax Identification or Social Security No.)                (Tax Identification or Social Security No.)

 Credit Old Notes not exchanged and delivered by book-entry transfer to the Depositary account set forth below:


 -----------------------------------------
      Depository Account Number
----------------------------------------------------        ----------------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the Depository, to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (ii) present and deliver such Old Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that (i) the undersigned is the owner of the Old Notes tendered hereby, (ii) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes and (iii) when such Old Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby.

         The undersigned hereby further represents to the Company that (i) any Exchange Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the undersigned or such other person receiving such Exchange Notes, (ii) neither the undersigned nor any such other person has an arrangement with any person to participate in the distribution of such Exchange Notes, (iii) the undersigned and any such other person acknowledges and agrees that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purposes of distributing the Exchange Notes must comply with the registration and prospectus deliver requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the "SEC") set forth in certain no-action letters,
(iv) the undersigned and any such other person understands that a secondary resale transaction described in clause (iii) above and any resales of Exchange Notes obtained by the undersigned or such other person in exchange for Old Notes acquired by the undersigned or such other person directly from the Company should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC and (v) neither the undersigned nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

         The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in certain no-action letters issued to third parties by the staff of the SEC that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than (i) a broker-dealer who purchases such Exchange Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act or (ii) any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders are not participating, do not intend to participate, and have no arrangement with any person to participate, in the distribution of such Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned or such other person is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-marking activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned or such other person will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent. Tenders of Old Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer -- Withdrawal Rights."

         If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or at such different address as may be indicated herein under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the wealth, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer - Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Issuance Instructions," the Company will issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," the Company will send the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, the Company will issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged, and send said certificates to the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

         Holders of Old Notes who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date (or who cannot comply with the book-entry transfer procedure on a timely basis) may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal, printed below.

         IN ORDER TO VALIDLY TENDER OLD NOTES FOR EXCHANGE, HOLDERS OF OLD NOTES MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL.

                                   SIGN HERE

 X
 --------------------------------------                         --------------
                                                                     Date

 X
 --------------------------------------                         --------------
              Signature(s) of Registered Holder(s)                   Date
                  or Authorized Signatory

 Area Code and Telephone Number:
                                 ---------------------------

      The above lines must be signed by the registered holder(s) of Old Notes exactly as their name(s) appear(s) on the Old Notes or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act.
 See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.


 Name(s):
         ------------

 ----------------------------------------------------
                               (PLEASE TYPE OR PRINT)


 Capacity (full title):
                       ------------------------------
 Address:
         --------------------------------------------

         --------------------------------------------
                                   (INCLUDE ZIP CODE)


 Area Code and Telephone Number:
                                -----------------------------------------------

 Tax Identification or Social Security No.:
                                           ------------------------------------
                                            PLEASE COMPLETE SUBSTITUTE FORM W-9



GUARANTEE OF SIGNATURE(S) BY AN ELIGIBLE INSTITUTION (AS HEREINAFTER DEFINED):
                        (IF REQUIRED BY INSTRUCTION 4)



 -------------------------------------------
                      (AUTHORIZED SIGNATURE)


 -------------------------------------------
                            (NAME AND TITLE)


 -------------------------------------------
                              (NAME OF FIRM)

 Dated:
       -----------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by holders of Old Notes if (i) certificates representing the Old Notes are to be forwarded herewith or (ii) delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository pursuant to the procedures set forth in "The Exchange Offer-Book-Entry Transfer" section of the Prospectus. Certificates for any physically tendered Old Notes, or any Book-Entry Confirmation, as applicable, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service, properly insured. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY.

         Holders of Old Notes who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as hereinafter defined); (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing all physically tendered Old Notes (or a Book-Entry Confirmation) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes (or a Book-Entry Confirmation) in proper form for transfer, must be received by the Exchange Agent within three business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Old Notes not properly tendered or to not accept any particular Old Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of tender as to particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender Old Notes in the Exchange Offer). The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         2. TENDER BY HOLDER. Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Holder's name or obtain a properly completed bond power from the registered holder.

         3. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If less than the entire principal amount of any Old Notes is tendered for exchange, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of 14% Senior Notes due 2004" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

         4. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Old Notes tendered and the certificate or certificates for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, said Holder need not and should not endorse any certificates representing the tendered Old Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse certificates representing the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Old Notes listed, such certificates representing the Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed exactly as the name of the registered Holder or Holders appears on the Old Notes.

         If this Letter of Transmittal (or facsimile hereof) or any certificates representing the Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

         Endorsements on certificates representing the Old Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

         Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 which is a member of one of the following recognized Signature Guarantee Programs (each, an "Eligible Institution"): (i) the Securities Transfer Agents Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Signature Program (MSP); or
(iii) the Stock Exchange Medallion Program (SEMP). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," or
(b) if such Old Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

         5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         6. WITHDRAWALS. A tender of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written or facsimile notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Old Notes must (i) specify the name of the person who tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Old Notes), (iii) be signed by the Holder of Old Notes in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents or transfer sufficient to have the applicable transfer agent register the transfer of such Old Notes into the name of the person withdrawing the tender. If Old Notes are being tendered pursuant to the procedure for book-entry described above, any notice of withdrawal must specify, in lieu of certificate numbers, the name and number of the account at the Depository to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. Withdrawals of tenders of Old Notes may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering Old Notes" at any time prior to 5:00 p.m. New York City time, on the Expiration Date.

         7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

         8. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

         9. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address set forth on the cover of this Letter of Transmittal for further instructions.

         10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES FOR ALL PHYSICALLY TENDERED OLD NOTES, OR A BOOK-ENTRY CONFIRMATION, OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

         Under current federal income tax law, a Holder whose tendered Old Notes are accepted for exchange may be subject to backup withholding unless the Holder provides the Exchange Agent with either (i) such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder of Old Notes is awaiting a TIN) and that (A) the Holder of Old Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report interest or dividends or (B) the Internal Revenue Service has notified the Holder of Old Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such Holder is an individual, the TIN is such Holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such Holder of the Exchange Notes may be subject to backup withholding.

         Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Company is required to withhold 31% of any payment made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained form the Internal Revenue Service.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes. If the Old Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

--------------------------------------------------------------------------------------------------------------------
 PAYER'S NAME:  MARINE MIDLAND BANK
--------------------------------------------------------------------------------------------------------------------
             SUBSTITUTE            PART 1 - PLEASE
                                   PROVIDE YOUR TIN IN          TIN
             FORM W-9              THE BOX AT RIGHT                 ------------------------------------
                                   AND CERTIFY BY                        Social Security Number
                                   SIGNING AND DATING                Employer Identification Number
                                   BELOW

 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE

 PAYER'S REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER (TIN)
 AND CERTIFICATION
                                 -----------------------------------------------------------------------------------
                                   Name                                                    PART 2 -
                                        -------------------------------------

                                   ------------------------------------------               Awaiting TIN       [ ]
                                   Address

                                                                                           Please see below.
                                   ------------------------------------------
                                   City            State             Zip Code

                                 -----------------------------------------------------------------------------------
                                   PART 3 - CERTIFICATION -- UNDER PENALTIES OF PERJURY, I
                                   CERTIFY THAT:

                                   (1)     The number shown on this form is my correct Taypayer
                                           Identification Number (or I am waiting for a number to be
                                           issued to me), and

                                   (2)     I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the
                                           "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup
                                           withholding.

                                   The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                                   SIGNATURE                                          DATE
                                             ----------------------------------            -------------
--------------------------------------------------------------------------------------------------------------------
 Certificate instruction - You must cross out item (2) in Part 3 above if you have been notified by the
 IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2) in Part 3 above.
====================================================================================================================


           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number with sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

 Signature                                                  Date
          -------------------------------------------------     ---------------
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                         (DO NOT WRITE IN SPACE BELOW)

               ----------------------------------------------------
                 CERTIFICATE        OLD NOTES           OLD NOTES
                 SURRENDERED        TENDERED            ACCEPTED
               ----------------------------------------------------

               ----------------------------------------------------


               ----------------------------------------------------

Delivery Prepared by                Checked By              Date
                     -------------             -----------       --------------